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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)     June 21, 2001

                                INFONAUTICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                   0-28284                  23-2707366
----------------------------        -------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation               File Number)           Identification No.)

                                590 N. Gulph Road
                         King of Prussia, PA 19406-2800
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  610-971-8840
              ----------------------------------------------------
               Registrant's telephone number, including area code

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Item 5. Other Events.

On June 21, 2001, Infonautics, Inc. (the "Company") issued a press release announcing that trading in its common stock had moved to the OTC Bulletin Board from the Nasdaq SmallCap Market as a result of the determination of a Nasdaq Listing Qualifications Panel to delist the Company's stock. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference into this Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.


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      (c) Exhibits

          99.1 Press Release dated June 21, 2001.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INFONAUTICS, INC.

                                         By: /s/ GERARD J. LEWIS, JR.
                                             -----------------------
                                             Gerard J. Lewis, Jr.
                                             Vice President and General Counsel

                                             Dated: June 21, 2001


EXHIBIT INDEX

Exhibits
--------
99.1  Press Release dated June 21, 2001.